UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2005

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 30, 2005, MDU Resources Group, Inc. (the "Company") issued a press release announcing an increase in earnings per share guidance for 2005 and earnings per share guidance for 2006. A copy of the press release, which the Company is filing with the Securities and Exchange Commission, is attached as Exhibit 99 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99	Press Release issued November 30, 2005, regarding an increase in earnings per share guidance for 2005 and earnings per share guidance for 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date November 30, 2005	By /s/ Warren L. Robinson
Warren L. Robinson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99	Description of Exhibit Press release issued November 30, 2005, regarding an increase in earnings per share guidance for 2005 and earnings per share guidance for 2006.